                                                               EXECUTION VERSION

                              OMNIBUS AMENDMENT TO
                        REPURCHASE DOCUMENTS AND JOINDER
                (WACHOVIA TRANSACTION WITH NRFC WA HOLDINGS, LLC)

     THIS OMNIBUS AMENDMENT TO REPURCHASE DOCUMENTS AND JOINDER, dated as of
October 21, 2005 (this "Omnibus Amendment"), is entered into by and among NRFC
WA HOLDINGS, LLC ("NRFC"), as the existing seller (in such capacity, the
"Existing Seller"), NRFC WA HOLDINGS II, LLC, as a new Seller ("NFRC II" and,
collectively with the Existing Seller, the "Sellers"), WACHOVIA BANK, NATIONAL
ASSOCIATION, as the buyer (in such capacity, the "Buyer"), NORTHSTAR REALTY
FINANCE CORP., as the guarantor (the "Guarantor"), NRFC SUB-REIT CORP., as the pledgor (the "Pledgor"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as the
custodian (in such capacity, the "Custodian"), WACHOVIA BANK, NATIONAL
ASSOCIATION, as the swap counterparty (in such capacity, the "Swap
Counterparty"), and WACHOVIA BANK, NATIONAL ASSOCIATION, as the Bank under the
Account Agreement and the Securities Account Control Agreement (in such capacity, the "Bank"). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Repurchase Agreement (as defined below).

                                    RECITALS

     WHEREAS, the Existing Seller, the Guarantor and the Buyer are parties to that certain Master Repurchase Agreement (including all annexes, exhibits and schedules thereto), dated as of July 13, 2005, as amended by that certain First
Amendment to Master Repurchase Agreement, dated as of August 24, 2005
("Amendment No. 1"), that certain Second Amendment to Master Repurchase
Agreement, dated as of September 20, 2005 ("Amendment No. 2"), and that certain
Third Amendment to Master Repurchase Agreement, dated as of September 30, 2005
("Amendment No. 3") (as such Master Repurchase Agreement is amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, including pursuant to Amendment No. 1, Amendment No. 2, Amendment No. 3
and this Omnibus Amendment, the "Repurchase Agreement");

     WHEREAS, the parties desire (i) to add NRFC II as additional Seller under the Repurchase Documents, (ii) for Pledgor to pledge 100% of the equity interests in NRFC II to the Buyer pursuant to the Pledge and Security Agreement,
(iii) to provide for the simultaneous repurchase by the Existing Seller of the
Purchased Assets listed on Schedule B hereto (the "Specified Assets"), the conveyance of such Specified Assets to NRFC II and the purchase of such
Specified Assets by the Buyer under and in accordance with the terms and provisions of the

Repurchase Documents, and (iv) to make certain other related modifications to the Repurchase Documents; and

     WHEREAS, the Buyer is willing to modify the Repurchase Documents as requested on the terms and conditions specified herein.

     NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     SECTION 1. CONSENT TO JOINDER AND TRANSFERS OF SPECIFIED ASSETS; RELATED
                ACKNOWLEDGEMENTS AND AGREEMENTS.

     (a) Subject to the terms of this Omnibus Amendment, including, but not limited to, satisfaction in full of the requirements set forth in Section 5 of this Omnibus Amendment, the Buyer consents to (i) the addition of NRFC II as a
Seller, to be jointly and severally liable with the Existing Seller under the
Repurchase Documents, and (ii) the following to occur simultaneously (in each case subject to the Buyer's continuing Lien under the Repurchase Documents): (A)
the repurchase of the Specified Assets by the Existing Seller for the aggregate outstanding Purchase Price for such Specified Assets, together with any accrued and unpaid Price Differential and other amounts owed in connection therewith
(the principal amount thereof being referred to as the "Specified Assets
Purchase Price"), (B) the conveyance of the Specified Assets to NRFC II for a purchase price no less than the Specified Assets Purchase Price, and (C) the purchase of such Specified Assets by the Buyer for the Specified Assets Purchase
Price under and in accordance with the terms and provisions of the Repurchase
Documents. All parties acknowledge and agree that the Buyer's consent hereto shall not be deemed a waiver of the Buyer's rights to prohibit or to refuse to consent to future transfers, additions, substitutions, waivers or other matters under Repurchase Documents.

     (b) All parties to this Omnibus Amendment acknowledge, agree and confirm that, upon execution of this Omnibus Amendment, (i) NRFC II shall be deemed to be a party to, and a "Seller" under, the Repurchase Documents for all purposes,
(ii) the obligations and liabilities of each Seller under the Repurchase
Documents shall be joint and several, (iii) the Pledge and Security Agreement shall now constitute a pledge of the Capital Stock of both Sellers, (iv) the
Guaranty shall now apply to and cover the Obligations of both Sellers, (v) each
Seller, the Guarantor, the Pledgor and the Custodian hereby acknowledge and confirm that the Repurchase Agreement and all other Repurchase Documents are, and upon NRFC II becoming a Seller, shall continue to be, valid, binding and enforceable and in full force and effect, and (vi) NRFC II shall have all of the rights, duties, obligations and liabilities of a Seller under the Repurchase
Documents, the same as if it had executed each of the Repurchase Documents, as a
Seller, mutatis mutandis.

     (c) NRFC II hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions, conditions, duties, obligations and liabilities applicable to a Seller and contained in the Repurchase Documents
(including all exhibits, annexes, schedules and

attachments thereto), mutatis mutandis, including, without limitation, (i) all of the representations, warranties and certifications applicable to a Seller set forth in the Repurchase Documents, which representations, warranties and certifications NRFC II hereby makes as of the date hereof (and will make as of each future date required by the Repurchase Documents) and hereby certifies that such representations, warranties and certifications are true and correct in all material respects as of the date of this Omnibus Amendment, (ii) all of the duties, obligations, liabilities and affirmative and negative covenants applicable to a Seller set forth in the applicable Repurchase Documents, (iii)
the indemnification provisions contained in the Repurchase Documents applicable to a Seller, (iv) the obligation to pay within the time period specified in the
Repurchase Agreement any and all Margin Deficits with respect to any and all
Purchased Assets, and (v) all other terms, provisions, obligations, duties and liabilities applicable to a Seller set forth in the applicable Repurchase
Documents.

     (d) For the avoidance of doubt, (i) each of the Sellers hereby assigns, pledges and grants a security interest in all of its right, title and interest in, to and under the Purchased Items in favor of the Buyer (on behalf of the
Buyer and the Swap Counterparty) to secure, and each of the Sellers agrees to pay, jointly and severally, the Obligations as and when due under the Repurchase
Documents, (ii) the Pledgor hereby assigns, pledges and grants a security interest to the Buyer (on behalf of the Buyer and the Swap Counterparty) in all of its right, title and interest in, to and under the Pledged Collateral (which now includes, but is not limited to, the Equity Interests in both Sellers) to secure payment of the Pledged Obligations, which includes the Obligations of both Sellers, and (iii) the Guarantor acknowledges and agrees that the Guarantee
Obligations and the Guarantee Indebtedness now include, but are not limited to, the Obligations and Indebtedness of both Sellers and the Pledgor.

     (e) NRFC II acknowledges and confirms that it has received a copy of each and every Repurchase Document and the schedules, annexes, exhibits and attachments thereto.

     (f) NRFC II's address for notice purposes under the Repurchase Documents shall be the address set forth on the signature page of NRFC II hereto.

     (g) The Sellers, the Guarantor and the Pledgor acknowledge and agree that the joinder of NRFC II and the amendments set forth in this Omnibus Amendment do not and shall not release, reduce, diminish, impair or adversely affect the obligations of such parties under the Repurchase Documents.

     (h) In connection with the repurchase of the Specified Assets by the
Existing Seller, the conveyance of such Specified Assets to NRFC II and the sale of such Specified Assets to the Buyer under and in accordance with the terms of the Repurchase Documents, the Sellers and the Buyer agree as follows with respect to the flow of funds from the foregoing purchases and sales of the
Specified assets: (i) NRFC II hereby directs the Buyer to pay the Specified
Assets Purchase Price for the purchase of the Specified Assets by the Buyer from
NRFC II to the Existing Seller in order for NRFC II to purchase the Specified
Assets from the Existing Seller and (ii) the Existing Seller hereby directs the payment of the Specified Assets Purchase Price to the Buyer for the repurchase of such Specified Assets by the Existing Seller from the Buyer.

     (i) Each of the Sellers, the Guarantor, the Pledgor and the Custodian
agrees that at any time and from time to time, upon the written request of the
Buyer, it will execute and deliver such further documents and do such further acts as the Buyer may reasonably request in order to carry out the purposes and intent of this Omnibus Amendment.

     SECTION 2. OTHER RELATED AMENDMENTS TO REPURCHASE DOCUMENTS.

     (a) The term "Seller," as used in each of the Repurchase Documents, is hereby amended to refer to NRFC WA Holdings, LLC, a Delaware limited liability company (together with its successors and permitted assigns), and NRFC WA
Holdings II, LLC, a Delaware limited liability company (together with its successors and permitted assigns), individually and collectively as the context requires, each jointly and severally liable under the Repurchase Documents.

     (b) The term "Obligations," as used in each of the Repurchase Documents, shall include all Obligations of each Seller, jointly and severally, under the
Repurchase Agreement and under each other Repurchase Document.

     (c) The third to the last sentence of Paragraph 6(a)(ii) of Annex I to the
Repurchase Agreement is amended and restated as follows:

          "For the avoidance of doubt and not by way of limitation of the foregoing, (A) each Purchased Item, including all Income related thereto, secures the obligations of both Sellers with respect to all other Transactions and the obligations with respect to all other
          Purchased Items, including those Purchased Assets that are junior in priority to the Purchased Item in question, (B) an Event of Default by either Seller is a default by both Sellers and the Buyer may pursue its remedies in connection therewith against any of the Purchased
          Items and/or against the assets and Properties of either or both
          Sellers, and (C) if an Event of Default has occurred and is continuing, no Purchased Item will be released from the Buyer's Lien or transferred to the Sellers until the Obligations are indefeasibly paid in full."

     (d) The Repurchase Agreement is hereby amended by adding the following new
Section 25 to the end of Annex I.

          "25. JOINT AND SEVERAL OBLIGATIONS.

          (a) At all times during which there is more than one (1) Seller under this Agreement, the liability of each Seller shall be joint and several and the joint and several obligations of each Seller under the
          Repurchase Documents (a) (i) shall be absolute and unconditional and shall remain in full force and effect (or be, reinstated) until all the Obligations shall have been paid in full and the expiration of any applicable preference or similar period pursuant to any bankruptcy, insolvency,

          reorganization, moratorium or similar law, or at law or in equity, without any claim having been made before the expiration of such period asserting an interest in all or any part of any payment(s)
          received by the Buyer, and (ii) until such payment has been made, shall not be discharged, affected, modified or impaired on the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of any Seller, the Guarantor or the Pledgor, (A) the waiver, compromise, settlement, release, termination or amendment (including, without limitation, any extension or postponement of the time for payment or performance or renewal or refinancing) of any or all of the obligations or agreements of any Seller, the Guarantor or the Pledgor under the Repurchase Agreement or any Repurchase Document, (B) the
          failure to give notice to any Seller, the Guarantor or the Pledgor of the occurrence of an Event of Default under any of the Repurchase
          Documents, (C) the release, substitution or exchange by the Buyer of any or all of the Purchased Items (whether with or without consideration) or the acceptance by the Buyer of any additional collateral or the availability or claimed availability of any other collateral or source of repayment or any nonperfection or other impairment of collateral, (D) the release of any Person primarily or secondarily liable for all or any part of the Obligations, whether by the Buyer or in connection with any voluntary or involuntary liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors or similar event or proceeding affecting any or all of any Seller, the Guarantor, the Pledgor or any
          other Person who, or any of whose Property, shall at the time in question be obligated in respect of the Obligations or any part thereof, or (E) to the extent permitted by Applicable Law, any other event, occurrence, action or circumstance that would, in the absence of this Section 25, result in the release or discharge of any or all of any Seller from the performance or observance of any obligation, covenant or agreement contained in the Repurchase Agreement or the
          Repurchase Documents; (b) each Seller expressly agrees that the Buyer shall not be required first to initiate any suit or to exhaust its remedies against any Seller, the Guarantor, the Pledgor or any other
          Person to become liable, or against any of the Purchased Items or the
          Equity Interests, in order to enforce this Repurchase Agreement or the
          Repurchase Documents and each Seller, the Guarantor and the Pledgor expressly agree that, notwithstanding the occurrence of any of the foregoing, each Seller shall be and remain directly and primarily liable for all sums due under the Repurchase Agreement or any of the
          Repurchase Documents; and, (c) on disposition by the Buyer of any
          Property encumbered by any Purchased Items, each Seller shall be and shall remain jointly and severally liable for any deficiency.

          (b) Each Seller hereby agrees that, to the extent another Seller shall have paid more than its proportionate share of any payment made hereunder, the Seller shall be entitled to seek and receive contribution from and against any other Seller which has not paid its proportionate share of such payment; provided however, that the provisions of this Section 25(b) shall in no respect limit the obligations and liabilities of any Seller to the Buyer, and, notwithstanding any payment or payments made by any Seller (the
          "paying Seller") hereunder or any set-off or

          application of funds of the paying Seller by the Buyer, the paying
          Seller shall not be entitled to be subrogated to any of the rights of the Buyer against any other Seller or any collateral security or guarantee or right of offset held by the Buyer, nor shall the paying
          Seller seek or be entitled to seek any contribution or reimbursement from the other Seller in respect of payments made by the paying Seller hereunder, until all amounts owing to the Buyer by the Sellers under the Repurchase Documents are paid in full. If any amount shall be paid to the paying Seller on account of such subrogation rights at any time when all such amounts shall not have been paid in full, such amount shall be held by the paying Seller in trust for the Buyer, segregated from other funds of the paying Seller, and shall, forthwith upon receipt by the paying Seller, be turned over to the Buyer in the exact form received by the paying Seller (duly indorsed by the paying Seller to the Buyer, if required), to be applied against amounts owing to the
          Buyer by the Sellers under the Repurchase Documents, whether matured or unmatured, in such order as the Buyer may determine in its discretion."

     SECTION 3. REPURCHASE DOCUMENTS IN FULL FORCE AND EFFECT AS MODIFIED.

     Except as specifically modified hereby, the Repurchase Documents shall remain in full force and effect. All references to the Repurchase Documents shall be deemed to mean the Repurchase Documents as modified by this Omnibus
Amendment. This Omnibus Amendment shall not constitute a novation of the
Repurchase Documents, but shall constitute a modification thereof. The parties hereto agree to be bound by the terms and conditions of the Repurchase
Documents, as modified by this Omnibus Amendment, as though such terms and conditions were set forth herein.

     SECTION 4. REPRESENTATIONS.

     Each of the Sellers, the Guarantor and the Pledgor represents and warrants, as of the date of this Omnibus Amendment, as follows:

     (a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization and each jurisdiction where it conducts business;

     (b) the execution, delivery and performance by it of this Omnibus Amendment is within its corporate, company or partnership powers, has been duly authorized and does not contravene (1) its Governing Documents or its applicable resolutions, (2) any Applicable Law or (3) any Contractual Obligation,
Indebtedness or Guarantee Obligation;

     (c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or other
Person is required in connection with the execution, delivery, performance, validity or enforceability by or against it of this Omnibus Amendment;

     (d) this Omnibus Amendment has been duly executed and delivered by it;

     (e) this Omnibus Amendment, as well as each of the Repurchase Documents as modified by this Omnibus Amendment, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity;

     (f) no Default or Event of Default exists or will exist after giving effect to this Omnibus Amendment;

     (g) each Seller is Solvent and, entering into this Omnibus Amendment and the Repurchase Documents as modified by this Omnibus Amendment, entering into the Transactions contemplated by the Repurchase Documents and being jointly and severally liable for the Obligations, will not render either Seller not Solvent;
and

     (h) each of the Repurchase Documents is in full force and effect and neither any Seller, the Guarantor nor the Pledgor have any defenses, offsets, counterclaims, abatements, rights of rescission or other claims, legal or equitable, available to any Seller, the Guarantor, the Pledgor or any other
Person with respect to this Omnibus Amendment, the Repurchase Agreement, the
Repurchase Documents or any other instrument, document and/or agreement described herein or therein, as modified and amended hereby, or with respect to the obligation of the Sellers to repay the Obligations and other amounts due under the Repurchase Documents.

     SECTION 5. CONDITIONS PRECEDENT.

     The effectiveness of this Omnibus Amendment is subject to the following conditions precedent: (i) delivery to the Buyer of this Omnibus Amendment duly executed by each of the parties hereto; (ii) delivery to the Buyer with respect to NRFC II of the following in form and substance satisfactory to the Buyer in its reasonable discretion: Governing Documents, recent good standing certificates, an executed secretary's certificate, an executed incumbency certificate, executed resolutions, an executed Perfection Certificate in the form attached hereto as Schedule A hereto and a Power of Attorney in the form of
Schedule C to the Repurchase Agreement; (iii) modification of the Collection
Account, as appropriate, to address the interests of both Sellers therein; (iv)
delivery to the Buyer of an Opinion of Counsel with respect to the Sellers, the
Pledgor and the Guarantor and this Omnibus Amendment and the Repurchase
Documents as modified by this Omnibus Amendment; (v) the filing of a UCC-3 financing statement amendment with respect to the Pledgor and a UCC-3 financing statement amendment with respect to the Existing Seller and NRFC II; (vi) the execution of instruments satisfactory to Buyer in its discretion transferring the Specified Assets to the Existing Seller (subject to the Buyer's continuing
Lien thereon) for the Specified Asset Purchase Price, the execution and delivery of instruments satisfactory to Buyer in its discretion conveying the Specified
Assets to NRFC II (subject to the Buyer's continuing Lien thereon) for no less than the Specified Asset Purchase Price and the execution and delivery by NFRC
II of all documents required by the Repurchase Documents for the sale of the
Specified Assets to the Buyer for the Specified Asset Purchase Price and for the
continuation of the Buyer's Lien on the Specified Assets;

(vii) payment of all reasonable legal fees and expenses of Moore & Van Allen
PLLC, as counsel to the Buyer, in the amount to be set forth on a separate invoice; and (viii) such other documents, agreements or certifications as the
Buyer may reasonably require.

     SECTION 6. MISCELLANEOUS.

     (a) This Omnibus Amendment may be executed in any number of counterparts
(including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

     (b) The descriptive headings of the various sections of this Omnibus
Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     (c) This Omnibus Amendment may not be amended or otherwise modified, waived or supplemented except as provided in the Repurchase Agreement.

     (d) The interpretive provisions of Section l(b) of Annex I of the
Repurchase Agreement are incorporated herein mutadis mutandis.

     (e) This Omnibus Amendment represents the final agreement among the parties with respect to the matters contained herein and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

     (f) THIS OMNIBUS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
UNDER THIS OMNIBUS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS
CONFLICT OF LAWS PROVISIONS.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLERS:                            NRFC WA HOLDINGS, LLC,
                                        a Delaware limited liability company

                                        By: /s/ Mark E. Chertok
                                            ------------------------------------
                                        Name: Mark E. Chertok
                                        Title: Chief Financial Officer &
                                               Treasurer

                                        Address for Notices:

                                        NRFC WA Holdings, LLC
                                        c/o NorthStar Realty Finance Corp.
                                        527 Madison Avenue
                                        New York, New York 10022
                                        Attention:        Mark E. Chertok
                                                          Richard McCready
                                                          Daniel R. Gilbert
                                        Facsimile No.:    (212) 208-2651
                                                          (212)319-4558
                                        Confirmation No.: (212)319-2618
                                                          (212)319-2623
                                                          (212)319-3679

                                        with a copy to:

                                        Paul Hastings Janofsky & Walker LLP
                                        75 East 55th Street
                                        New York, New York 10022
                                        Attention:        Robert J. Grados, Esq.
                                        Facsimile No.:    (212) 230-7830
                                        Confirmation No.: (212) 318-6923

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                      S-1

THE SELLERS (CONTINUED):                NRFC WA HOLDINGS II, LLC,
                                        a Delaware limited liability company

                                        By: /s/ Mark E. Chertok
                                            ------------------------------------
                                        Name: Mark E. Chertok
                                        Title: Chief Financial Officer &
                                               Treasurer

                                        Address for Notices:

                                        NRFC WA Holdings II, LLC
                                        c/o NorthStar Realty Finance Corp.
                                        527 Madison Avenue
                                        New York, New York 10022
                                        Attention:        Mark E. Chertok
                                                          Richard McCready
                                                          Daniel R. Gilbert
                                        Facsimile No.:    (212)208-2651
                                                          (212)319-4558
                                        Confirmation No.: (212)319-2618
                                                          (212)319-2623
                                                          (212)319-3679

                                        with a copy to:

                                        Paul Hastings Janofsky & Walker LLP
                                        75 East 55th Street
                                        New York, New York 10022
                                        Attention:        Robert J. Grados, Esq.
                                        Facsimile No.:    (212) 230-7830
                                        Confirmation No.: (212) 318-6923

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                      S-2

THE GUARANTOR:                          NORTHSTAR REALTY FINANCE CORP.,
                                        a Maryland corporation

                                        By: /s/ Mark E. Chertok
                                            ------------------------------------
                                        Name: Mark E. Chertok
                                        Title: Chief Financial Officer &
                                               Treasurer

                                        Address for Notices:

                                        NorthStar Realty Finance Corp.
                                        527 Madison Avenue
                                        New York, New York 10022
                                        Attention:        Mark E. Chertok
                                                          Richard McCready
                                                          Daniel R. Gilbert
                                        Facsimile No.:    (212)208-2651
                                                          (212)319-4558
                                        Confirmation No.: (212)319-2618
                                                          (212)319-2623
                                                          (212)319-3679

                                        with a copy to:

                                        Paul Hastings Janofsky & Walker LLP
                                        75 East 55th Street
                                        New York, New York 10022
                                        Attention:        Robert J. Grados, Esq.
                                        Facsimile No.:    (212)230-7830
                                        Confirmation No.: (212)318-6923

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                      S-3

THE BUYER:                              WACHOVIA BANK, NATIONAL
                                        ASSOCIATION, a national banking
                                           association

                                        By: /s/ Joe Cannon
                                            ------------------------------------
                                        Name: Joe Cannon
                                        Title: Associate

                                        Wachovia Bank, National Association
                                        One Wachovia Center, Mail Code: NC0166
                                        301 South College Street
                                        Charlotte, North Carolina 28288
                                        Attention:        Marianne Hickman
                                        Facsimile No.:    (704)715-0066
                                        Confirmation No.: (704)715-7818

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                      S-4

THE PLEDGOR:                            NRFC SUB-REIT CORP.,
                                        a Maryland corporation

                                        By: /s/ Mark E. Chertok
                                            ------------------------------------
                                        Name:  Mark E. Chertok
                                        Title: Chief Financial Officer &
                                               Treasurer

                                        NRFC Sub-REIT Corp.
                                        c/o NorthStar Realty Finance Corp.
                                        527 Madison Avenue
                                        New York, New York 10022
                                        Attention:        Mark E. Chertok
                                                          Richard McCready
                                                          Daniel R. Gilbert
                                        Facsimile No.:    (212) 208-2651
                                                          (212) 319-4558
                                        Confirmation No.: (212) 319-2618
                                                          (212) 319-2623
                                                          (212) 319-3679

                                        with a copy to:

                                        Paul Hastings Janofsky & Walker LLP
                                        75 East 55th Street
                                        New York, New York 10022
                                        Attention:        Robert J. Grados, Esq.
                                        Facsimile No.:    (212) 230-7830
                                        Confirmation No.: (212) 318-6923

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                       S-5

THE CUSTODIAN:                          WELLS FARGO BANK, NATIONAL ASSOCIATION

                                        By: /s/ Karolyn Kleingartner
                                            ------------------------------------
                                        Name: Karolyn Kleingartner
                                        Title: Corporate Trust Officer

                                        Wells Fargo Bank, National Association
                                        751 Kasota Avenue
                                        Minneapolis, Minnesota 55414
                                        Attention:        Tina Hatfield,
                                                          Assistant Vice
                                                          President
                                        Facsimile No.:    (612) 466-5416
                                        Confirmation No.: (612) 466-5252

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                       S-6

THE SWAP COUNTERPARTY:             WACHOVIA BANK, NATIONAL
                                   ASSOCIATION, a national banking
                                   association

                                   By: /s/ Matthew Magidson
                                       -----------------------------------------
                                   Name: Matthew Magidson
                                   Title: Vice President

                                   Wachovia Bank, National Association
                                   One Wachovia Center, Mail Code: NC0166
                                   301 South College Street
                                   Charlotte, North Carolina 28202-0600
                                   Attention:        Bruce M. Young, Senior Vice
                                                     President, Risk Management
                                   Facsimile No.:    (704)383-0575
                                   Confirmation No.: (704)383-8778

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                      S-7

THE BANK:                          WACHOVIA BANK, NATIONAL ASSOCIATION,
                                   a national banking association

                                   By: /s/ Joe Cannon
                                       -----------------------------------------
                                   Name: Joe Cannon
                                   Title: Associate

                                   Wachovia Bank, National Association
                                   One Wachovia Center, Mail Code: NC0166
                                   301 South College Street
                                   Charlotte, North Carolina 28202-0600
                                   Attention:        Bruce M. Young, Senior Vice
                                                     President, Risk Management
                                   Facsimile No.:    (704)383-0575
                                   Confirmation No.: (704)383-8778

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